SCUDDER
                                                                 INVESTMENTS(SM)
                                                                      [LOGO]


------------------------------
EQUITY/VALUE
------------------------------

Scudder Large
Company Value Fund
Fund #049










Annual Report
July 31, 2000



A fund seeking maximum long-term capital appreciation through a value-oriented investment approach.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      24   Notes to Financial Statements

                      29   Report of Independent Accountants

                      30   Tax Information

                      31   Shareholder Meeting Results

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Account Management Resources

Scudder Large Company Value Fund
--------------------------------------------------------------------------------
ticker symbol SCDUX                                              fund number 049
--------------------------------------------------------------------------------

Date of        o    Although value stocks showed signs of a rebound during
Inception:          July, the sector trailed growth stocks by a wide margin
11/21/66            over the full year.

               o    Management employs a disciplined, three-step program to
                    uncover value opportunities, while at the same time
Total Net           seeking to avoid value "traps."
Assets as
of 7/31/00:    o    The fund has been helped by its positions
$2.1 billion        in technology, health care, media, and insurance, but
                    was hurt by its holdings in chemical stocks.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Growth stocks have provided some spectacular fireworks for investors during the past year, and have therefore attracted the lion's share of both investors' assets and the media's attention. During the winter, dozens of companies with three- and four-digit price-to-earnings ratios defied traditional valuation metrics by posting huge returns, burying value stocks in the lower reaches of the short-term performance tables. But the events of this past summer -- which include a collapse in many high-flying technology stocks and rallies in traditional value areas such as financials and energy -- have shown that value stocks still hold a place in the portfolios of long-term investors.

We believe that the lesson from the volatility of the past year is that no matter what short-term developments are unfolding in the financial markets at any given time, it is essential to stay focused on your goals and ensure that your investments are appropriately suited for your needs. For many investors, the strong performance of the U.S. market during the past five years diminished the attractiveness of diversification and a long-term point of view. In a period of significant volatility, however, portfolios with exposure to a wide variety of investment styles and asset classes were often better positioned to ride out the market's fluctuations than those that were concentrated in a single area, such as technology. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking an approach that emphasizes diversification and a long-term point of view.

As a shareholder of the Scudder Large Company Value Fund, you already own a fund that invests in value stocks. Using a disciplined, bottom-up approach, management establishes long-term positions in companies that its extensive, three-step stock selection process show to be undervalued. For more information on how the fund's approach has helped it navigate the volatile market environment of the past year, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Large Company Value Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you will find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President
Scudder Large Company Value Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Scudder Large        Russell 1000
              Company Value Fund     Value Index*

         '90       10000               10000
         '91       11016               11071
         '92       12683               12797
         '93       14753               15192
         '94       14939               15742
         '95       17863               19024
         '96       20084               22045
         '97       30186               32810
         '98       33405               38626
         '99       37243               44415
         '00       35525               42199

               Yearly periods ended July 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                               Average
Period ended 7/31/2000          $10,000         Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Large Company Value Fund
--------------------------------------------------------------------------------
1 year                         $   9,539           -4.61%               -4.61%
--------------------------------------------------------------------------------
5 year                         $  19,887           98.87%               14.74%
--------------------------------------------------------------------------------
10 year                        $  35,525          255.25%               13.51%
--------------------------------------------------------------------------------
Russell 1000 Value Index*
--------------------------------------------------------------------------------
1 year                         $   9,501           -4.99%               -4.99%
--------------------------------------------------------------------------------
5 year                         $  22,183          121.83%               17.25%
--------------------------------------------------------------------------------
10 year                        $  42,199          321.99%               15.47%
--------------------------------------------------------------------------------

* The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER LARGE COMPANY VALUE FUND TOTAL RETURN (%) AND RUSSELL 1000 VALUE INDEX* TOTAL RETURN (%)

                                         Yearly periods ended July 31

             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)   10.15  15.14  16.32   1.26   19.57  12.43  50.30  10.66  11.49  -4.61
------------------------------------------------------------------------------------
Index Total
Return (%)   10.71  15.59  18.72   3.61   20.85  15.88  48.83  17.72  14.99  -4.99
------------------------------------------------------------------------------------
Net Asset
Value ($)    18.12  19.57  21.31  19.19   22.07  21.14  28.43  29.17  30.05  26.81
------------------------------------------------------------------------------------
Income
Dividends
($)            .37    .22    .10     --      --    .08    .16    .24    .18    .39
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)           1.35    .98   1.25   2.62     .73   3.50   2.48   1.86   2.10   1.45
------------------------------------------------------------------------------------


* The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                      Management seeks to
Common Stocks               98%                  remain as close to fully
Cash Equivalents             2%                   invested in equities as
------------------------------------                            possible.
                           100%
------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 2% Cash Equivalents)               Performance was boosted
                                             by the fund's positions
Financial                   24%                   in the technology,
Energy                      15%              health care, insurance,
Durables                     9%                   and media sectors.
Communications               9%
Health                       9%
Technology                   8%
Consumer Staples             7%
Manufacturing                7%
Utilities                    5%
Other                        7%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(33% of Portfolio)                                      Top holdings reflect
                                                       management's focus on
  1.     Exxon Mobil Corp.                                  well-established
         International oil company                            companies with
                                                      attractive valuations.
  2.     Citigroup, Inc.
         Diversified financial services company

  3.     Cigna Corp.
         Provider of insurance, health care benefits, pension management and related financial services

  4.     Boeing Co.
         Manufacturer of jet airplanes

  5.     Dow Chemical Co.
         Chemical producer

  6.     Verizon Communications
         Provider of wireline voice and data services

  7.     PepsiCo, Inc.
         Provider of soft drinks, snack foods and food services

  8.     Royal Dutch Petroleum Co.
         Petroleum company

  9.     American Home Products Corp.
         Diversified pharmaceutical company

 10.     SBC Communications, Inc.
         Provider of telecommunication services



For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   July 31, 2000

In the following interview, portfolio manager Lois Roman discusses Scudder Large Company Value Fund's strategy and the market environment during the twelve-month period ending July 31, 2000.

Q: Value stocks did not perform well over the full reporting period, but they showed signs of life in early 2000. What factors are driving the performance of this asset class?

A: Value stocks underperformed during the final months of 1999 and the early part of 2000, as a narrow group of stocks in aggressive growth areas such as technology and biotech dominated the performance charts. For the 12-month period ending July 31, the Russell 1000 Growth Index jumped 24.36%. At the same time, the Russell 1000 Value Index actually declined -4.99%. In this period, investors were searching for companies whose growth prospects were believed to be strong enough to withstand an environment of rising interest rates. Since most companies that fit this description possessed rich valuations, we were not able to benefit from the rally in this area.

Value stocks initially rallied when the Nasdaq began to go through the early stages of its spring correction, but once the decline began to extend over a period of several weeks, all sectors of the markets were affected by selling pressure. An improved outlook for interest rates sparked a rally in equities during the summer, but unlike the moves of late 1999 and early 2000, a broad range of stocks participated in the upturn. This phase was marked by a stronger performance from value stocks and an upturn in "breadth," the term used to describe the extent to which advancing stocks are outnumbering decliners. Financials, oils, utilities, and selected cyclicals -- all groups that have performed poorly over the past two years -- experienced rallies. At the same time, the unrestrained optimism that characterized the early part of the year calmed significantly. In this sense, the tone of the market changed, making individual stock selection -- and the necessary research that accompanies it -- more important than momentum factors. This environment proved to be much more healthy for value stocks than the euphoria that characterized the early part of the year.

Q: How did the fund perform during this period?

A: Over the twelve-month period ended July 31, 2000, the fund posted a total return of -4.61%, which was slightly better than the -4.99% return of its unmanaged benchmark, the Russell 1000 Value Index. The fund's outperformance was due, in part, to strong stock selection within the technology area (Motorola), insurance (Cigna, Hartford Financial Services Group, and St. Paul Companies), and health care (American Home Products and Pharmacia). On the negative side, we were hurt by holdings in chemical stocks such as Dow and DuPont, as well as our position in Raytheon.

Q: Has the fund's investment discipline helped in the volatile environment of the past year?

A: Yes. The fund maintains the same steady, disciplined investment process at all times. We believe that the value of such an approach has been demonstrated by the volatility we have experienced so far in 2000. Market direction has changed course significantly on several occasions, and violent sector rotations have occurred with increasing frequency. In an environment such as this, investors who try to chase "momentum" stocks or position their portfolios to take advantage of the most recent "hot" sector are, in our view, destined to fail. We, on the other hand, strive to position the portfolio for any environment by buying what we feel are the most attractive value stocks in the market, and holding on to them over a long-term horizon.

In prospecting for attractive investments, we use a disciplined, three-step investment process that employs a quantitative screen, fundamental equity research, and risk management. The quantitative screen helps us find stocks in the Russell 1000 Index -- a broad, large-capitalization universe -- that are selling at the most attractive valuations. Companies that are ranked in the top four deciles (the cheapest 40%) are our potential buy candidates, while those that fall into the 9th and 10th deciles (the most expensive 20%) are our potential sell candidates. Not all cheap stocks have value, however. The use of our internal army of equity analysts helps us to understand the fundamental dynamics of a company. This is a crucial step in the process, and it helps prevent us from investing in stocks where the fundamentals have not yet hit bottom. Lastly, our use of quantitative and qualitative risk analysis allows us to control for macroeconomic factors. On the sell side, we will sell a holding if our investment thesis is violated, or if its fundamentals begin to show signs of deterioration.

Q: How is the portfolio positioned at present?

A: The fund remains overweight in energy stocks through its position in both integrated oils (Exxon Mobil, Chevron, and Texaco) and oil services companies such as Schlumberger. The sector was weak during July on the decline in oil prices, but we believe that the selloff was overdone for the simple fact that most analysts are still not factoring higher oil prices into their earnings models. We feel that the sector's fundamentals remain very strong, and intend to hold the stocks through short-term turbulence.

The financial sector has had difficulty during the last year due to rising interest rates and merger integration issues. The fund was skewed more towards insurance than banks during the last year, which boosted returns. The key question going forward will be when to reinvest in the banking industry.

In technology, which accounts for less than 10% of the fund, we remain focused on companies such as IBM and Hewlett-Packard. These names aren't exciting high-fliers, but they offer attractive valuations and very favorable earnings stories. We continue to believe that value investors can take advantage of the growth of the tech sector without having to abandon their disciplines.

The fund continues to hold an overweight position in chemical stocks, an area that has been a drag on performance throughout 2000. Believing that stocks in this sector are extremely cheap and will participate if there is a rally within the broader industrial cyclical group, we have added to the fund's holdings in this area as prices have fallen.

Q: What is your outlook for value stocks?

A: In the past, we have stated that we believe a rebound in the value area is inevitable. Only rarely have growth stocks outperformed for as long a period as they have during the past three years. Unfortunately, nobody can accurately predict when the turn in value will come, as evidenced by the many false rallies we have witnessed during the past year. What we can say, however, is that the market currently offers a wealth of companies that in our view, are worth more than they are selling for. For this reason, we intend to remain focused on our value discipline, and will continue to use our three-step process to establish positions in what we believe to be the most attractive value names in the market. We believe that by taking this approach, the fund will be positioned to prosper when the turn in value stocks ultimately arrives.

Scudder Large Company Value Fund:
A Team Approach to Investing

Scudder Large Company Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Lois Friedman Roman is responsible for the fund's day-to-day management. Ms. Roman, who joined the Adviser in 1994 and the fund in 1995, has 12 years of experience as an equity analyst.

Portfolio manager Jonathan Lee joined the Adviser in 1999 and the fund in 1999. Mr. Lee has 10 years of portfolio management experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------


   Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

       Fundamental  Analysis of companies based on the projected impact of
          Research management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

Momentum Investing  The practice of investing in the market's top performing stocks in order to capture additional upward movements in their prices.

       Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

         Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                         as of July 31, 2000
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Repurchase Agreements 1.8%
------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.53%, to be repurchased
    at $37,647,828 on 8/1/2000** (Cost $37,641,000) ...    37,641,000    37,641,000


                                                             Shares
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Common Stocks 98.2%
------------------------------------------------------------------------------------
 Consumer Discretionary 1.5%
 Department & Chain Stores
 Target Corp. .........................................     1,095,800    31,778,200
                                                                       ------------
 Consumer Staples 7.3%
 Food & Beverage 4.9%
 H.J. Heinz Co. .......................................       751,500    30,013,031
 Hershey Foods Corp. ..................................       312,500    14,453,125
 PepsiCo, Inc. ........................................     1,259,800    57,714,587
                                                                       ------------
                                                                        102,180,743
                                                                       ------------
 Package Goods/Cosmetics 2.4%
 Gillette Co. .........................................       667,700    19,488,494
 Unilever NV (New York Shares) ........................       675,285    29,881,360
                                                                       ------------
                                                                         49,369,854
                                                                       ------------
 Health 8.6%
 Biotechnology 1.9%
 Pharmacia Corp. ......................................       721,259    39,488,930
                                                                       ------------
 Medical Supply & Specialty 1.0%
 Becton, Dickinson & Co. ..............................       826,100    20,859,025
                                                                       ------------
 Pharmaceuticals 5.7%
 American Home Products Corp. .........................     1,037,900    55,073,568
 Bristol-Myers Squibb Co. .............................       679,800    33,735,075
 Eli Lilly & Co. ......................................       291,500    30,279,563
                                                                       ------------
                                                                        119,088,206
                                                                       ------------
 Communications 8.9%
 Telephone/Communications
 AT&T Corp. ...........................................       841,350    26,029,266
 BellSouth Corp. ......................................     1,188,300    47,309,194
 SBC Communications, Inc. .............................     1,198,100    50,994,132

    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------

 Verizon Communications ................     1,278,200    60,075,400
                                                       -------------
                                                         184,407,992
                                                       -------------
 Financial 23.9%
 Banks 7.5%
 Bank One Corp. ........................       649,100    20,649,494
 Bank of America Corp. .................       603,828    28,606,351
 Chase Manhattan Corp. .................       325,800    16,188,187
 FleetBoston Financial Corp. ...........       712,654    25,521,921
 J.P. Morgan & Co., Inc. ...............       301,000    40,183,500
 PNC Bank Corp. ........................       482,900    24,567,538
                                                       -------------
                                                         155,716,991
                                                       -------------
 Insurance 9.8%
 AFLAC, Inc. ...........................       661,000    34,330,688
 Allstate Corp. ........................       930,700    25,652,418
 Cigna Corp. ...........................       702,100    70,122,238
 Hartford Financial Services Group, Inc.       498,600    32,035,050
 MetLife, Inc.* ........................       622,000    13,062,000
 St. Paul Companies, Inc. ..............       654,500    29,084,344
                                                       -------------
                                                         204,286,738
                                                       -------------
 Consumer Finance 5.0%
 Citigroup, Inc. .......................     1,474,848   104,068,962
                                                       -------------
 Other Financial Companies 0.9%
 Federal National Mortgage Association .       398,700    19,885,163
                                                       -------------
 Real Estate 0.7%
 Post Properties Inc. (REIT) ...........       310,800    14,413,350
                                                       -------------
 Media 2.3%
 Broadcasting & Entertainment 1.8%
 Walt Disney Co. .......................       972,100    37,608,119
                                                       -------------
 Print Media 0.5%
 Knight-Ridder, Inc. ...................       196,900    10,263,413
                                                       -------------
 Service Industries 1.1%
 Investment
 Merrill Lynch & Co., Inc. .............       183,500    23,717,375
                                                       -------------


    The accompanying notes are an integral part of the financial statements.

                                                Shares       Value ($)
----------------------------------------------------------------------

 Durables 9.3%
 Aerospace 8.3%
 Boeing Co. .............................     1,341,670    65,741,830
 Lockheed Martin Corp. ..................     1,786,300    50,239,688
 Rockwell International Corp. ...........       298,300    10,459,144
 United Technologies Corp. ..............       794,400    46,373,101
                                                        -------------
                                                          172,813,763
                                                        -------------
 Construction/Agricultural Equipment 1.0%
 Deere & Co. ............................       533,700    20,580,806
                                                        -------------
 Manufacturing 6.6%
 Chemicals 4.3%
 Dow Chemical Co. .......................     2,184,300    62,798,625
 E.I. du Pont de Nemours & Co. ..........       588,900    26,684,531
                                                        -------------
                                                           89,483,156
                                                        -------------
 Diversified Manufacturing 0.9%
 Textron, Inc. ..........................       347,200    19,812,100
                                                        -------------
 Industrial Specialty 0.5%
 PPG Industries, Inc. ...................       230,700     9,386,606
                                                        -------------
 Machinery/Components/Controls 0.9%
 Parker-Hannifin Corp. ..................       531,500    18,901,469
                                                        -------------
 Technology 7.7%
 Computer Software 0.9%
 Intuit, Inc.* ..........................       581,000    19,754,000
                                                        -------------
 Diverse Electronic Products 1.4%
 Diebold, Inc. ..........................       396,100    11,214,581
 Motorola, Inc. .........................       552,300    18,260,419
                                                        -------------
                                                           29,475,000
                                                        -------------
 Electronic Data Processing 4.3%
 Apple Computer, Inc.* ..................       378,800    19,247,775
 Compaq Computer Corp. ..................       821,200    23,044,925
 Hewlett-Packard Co. ....................       212,400    23,191,425
 International Business Machines Corp. ..       218,200    24,533,863
                                                        -------------
                                                           90,017,988
                                                        -------------
 Semiconductors 0.9%
 Micron Technology, Inc.* ...............       224,200    18,272,300
                                                        -------------


    The accompanying notes are an integral part of the financial statements.

                                                                       Shares       Value ($)
---------------------------------------------------------------------------------------------

 Miscellaneous 0.2%
 Agilent Technologies, Inc.* ................................          81,009       3,301,131
                                                                                 ------------
 Energy 14.5%
 Oil & Gas Production 10.8%
 BP Amoco plc ...............................................         379,400      19,847,362
 Conoco, Inc. "B" ...........................................         739,000      17,043,188
 Exxon Mobil Corp. ..........................................       1,394,723     111,577,840
 Royal Dutch Petroleum Co. ..................................         140,000       8,304,578
 Royal Dutch Petroleum Co. (New York shares) ................         825,300      48,073,725
 Texaco, Inc. ...............................................         398,500      19,700,843
                                                                                 ------------
                                                                                  224,547,536
                                                                                 ------------
 Oil Companies 1.3%
 Chevron Corp. ..............................................         357,500      28,242,500
                                                                                 ------------
 Oilfield Services/Equipment 2.4%
 Baker Hughes, Inc. .........................................         686,700      23,776,988
 Schlumberger Ltd. ..........................................         356,100      26,329,143
                                                                                 ------------
                                                                                   50,106,131
                                                                                 ------------
 Transportation 1.5%
 Railroads
 Burlington Northern Santa Fe Corp. .........................       1,246,700      30,466,231
                                                                                 ------------
 Utilities 5.0%
 Electric Utilities
 Allegheny Energy, Inc. .....................................         747,100      23,440,262
 Duke Energy Corp. ..........................................         357,900      22,077,956
 FPL Group, Inc. ............................................         474,800      22,909,100
 Peco Energy Co. ............................................         155,700       6,646,444
 Unicom Corp. ...............................................         717,600      29,466,450
                                                                                 ------------
                                                                                  104,540,212
                                                                                 ------------

---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,571,183,071)                                       2,046,833,990
---------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,608,824,071) (a)                  2,084,474,990
---------------------------------------------------------------------------------------------


*        Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $1,610,128,938. At July 31, 2000, net unrealized appreciation for all securities based on tax cost was $474,346,052. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $526,051,431 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,705,379.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,608,824,071) ................   $2,084,474,990
Cash .....................................................................          109,456
Dividends receivable .....................................................        1,672,992
Interest receivable ......................................................            6,828
Receivable for Fund shares sold ..........................................        1,084,336
Due from Adviser .........................................................           34,263
Other assets .............................................................           18,441
                                                                            ---------------
Total assets .............................................................    2,087,401,306

Liabilities
-------------------------------------------------------------------------------------------
Payable for investments purchased ........................................        5,180,561
Payable for Fund shares redeemed .........................................        2,182,060
Accrued management fee ...................................................        1,044,064
Accrued reorganization costs .............................................           79,450
Accrued Trustees' fees and expenses ......................................           70,505
Other accrued expenses and payables ......................................          873,028
                                                                            ---------------
Total liabilities ........................................................        9,429,668
-------------------------------------------------------------------------------------------
Net assets, at value                                                         $2,077,971,638
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ......................................       13,317,646
Net unrealized appreciation (depreciation) on investments ................      475,650,919
Accumulated net realized gain (loss) .....................................      150,606,032
Paid-in capital ..........................................................    1,438,397,041
-------------------------------------------------------------------------------------------
Net assets, at value                                                         $2,077,971,638
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($2,077,971,638 /
   77,493,102 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ................................   $        26.81


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended July 31, 2000
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $360,357) .........   $  45,385,657
Interest ......................................................       2,925,582
                                                                ---------------
Total Income ..................................................      48,311,239
                                                                ---------------
Expenses:
Management fee ................................................      13,995,880
Services to shareholders ......................................       6,499,356
Custodian and accounting fees .................................         173,655
Auditing ......................................................          64,182
Legal .........................................................          37,571
Trustees' fees and expenses ...................................         119,861
Reports to shareholders .......................................         192,879
Registration fees .............................................          25,691
Reorganization ................................................         101,387
Other .........................................................         134,711
                                                                ---------------
Total expenses, before expense reductions .....................      21,345,173
Expense reductions ............................................        (100,878)
                                                                ---------------
Total expenses, after expense reductions ......................      21,244,295
-------------------------------------------------------------------------------
Net investment income (loss)                                         27,066,944
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................     200,089,459
Foreign currency related transactions .........................          (4,670)
                                                                ---------------
                                                                    200,084,789
                                                                ---------------
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (357,371,269)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (157,286,480)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(130,219,536)
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                        Year Ended        Ten Months         Year Ended
                                         July 31,           Ended           September 30,
Increase (Decrease) in Net Assets          2000          July 31, 1999          1998
-----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $    27,066,944    $    24,963,189    $    28,421,758
Net realized gain (loss) on
   investment transactions ......       200,084,789        109,584,503        162,388,328
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period      (357,371,269)       401,441,655       (280,820,721)
                                   ---------------- ------------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................      (130,219,536)       535,989,347        (90,010,635)
                                   ---------------- ------------------    ---------------
Distributions to shareholders from:
Net investment income ...........       (31,937,431)       (14,320,764)       (18,248,388)
                                   ---------------- ------------------    ---------------
Net realized gains ..............      (118,822,149)      (166,948,064)      (141,425,011)
                                   ---------------- ------------------    ---------------
Fund share transactions:
Proceeds from shares sold .......       504,584,013        533,428,766        349,010,684
Reinvestment of distributions ...       141,135,599        172,807,082        152,377,751
Cost of shares redeemed .........      (841,931,226)      (502,959,873)      (467,271,665)
                                   ---------------- ------------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................      (196,211,614)       203,275,975         34,116,770
                                   ---------------- ------------------    ---------------
Increase (decrease) in net assets      (477,190,730)       557,996,494       (215,567,264)
Net assets at beginning of period     2,555,162,368      1,997,165,874      2,212,733,138
Net assets at end of period
   (including undistributed net
   investment income of
   $13,317,646, $19,761,249, and
   $23,122,144, respectively) ...   $ 2,077,971,638    $ 2,555,162,368    $ 1,997,165,874

Other Information
-----------------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ....................        85,028,260         77,857,803         76,343,193
                                   ---------------- ------------------    ---------------
Shares sold .....................        18,653,719         18,349,312         12,220,382
Shares issued to shareholders in
   reinvestment of distributions          5,303,854          6,234,024          5,700,627
Shares redeemed .................       (31,492,731)       (17,412,879)       (16,406,399)
                                   ---------------- ------------------    ---------------
Net increase (decrease) in Fund
   shares .......................        (7,535,158)         7,170,457          1,514,610
Shares outstanding at end of
   period .......................        77,493,102         85,028,260         77,857,803



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                             2000(a)(b)1999(a)(c)1998(a)(d)1997(a)(d)1996(d) 1995(d)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                    $30.05    $25.65    $28.98    $22.64    $22.92  $19.54
                             -------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income
  (loss)                        .33       .30(e)    .36       .38       .36     .13
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions     (1.73)     6.38     (1.59)     8.60      2.94    3.98
                             -------------------------------------------------------
------------------------------------------------------------------------------------
Total from investment
  operations                  (1.40)     6.68     (1.23)     8.98      3.30    4.11
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income        (.39)      (.18)    (.24)     (.16)     (.08)     --
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions     (1.45)     (2.10)   (1.86)    (2.48)    (3.50)   (.73)
                             -------------------------------------------------------
------------------------------------------------------------------------------------
Total distributions           (1.84)     (2.28)   (2.10)    (2.64)    (3.58)   (.73)
------------------------------------------------------------------------------------
Net asset value, end
of period                    $26.81     $30.05   $25.65    $28.98    $22.64  $22.92
                             -------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)              (4.61)     26.79**  (4.54)    43.06     15.94   21.96
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                  2,078     2,555     1,997     2,213     1,651   1,492
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)          .95(f)    .87*      .88       .93       .92     .98
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)          .94(f)    .87*      .88       .93       .92     .98
------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              1.20      1.25*     1.25      1.51      1.62     .62
------------------------------------------------------------------------------------
Portfolio turnover rate (%)      46        35*       40        43       151     154
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the year ended July 31, 2000.

(c) For the ten months ended July 31, 1999. On June 7, 1999, the Trustees of the Fund changed the fiscal year end from September 30 to July 31.

(d)      For the year ended September 30.

(e) Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .94% and .94%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Large Company Value (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On June 7, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from September 30.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $999,724,101 and $1,311,070,648, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, and 0.50% of such net assets in excess of $2,000,000,000 computed and accrued daily and payable monthly. For the year ended July 31, 2000, the fees pursuant to the Agreement amounted to $13,995,880 which was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SSC amounted to $2,568,627, of which $199,096 is unpaid at July 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended July 31, 2000, the amount charged to the Fund by STC amounted to $1,725,486, of which $144,169 is unpaid at July 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $168,934, of which $13,899 is unpaid at July 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. For the year ended July 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $323,019.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2000, Trustees' fees and expenses aggregated $51,335. In addition, a one-time fee of $68,526 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $34,263 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $3,245 and $63,370, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Value Equity Trust and the Shareholders of Scudder Large Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Value Fund (the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 12, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $1.44 per share from net long-term capital gains during its year ended July 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $209,710,000 as capital gain dividends for its year ended July 31, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Large Company Value Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                           39,439,714           898,710
   Linda C. Coughlin                              39,395,321           943,102
   Dawn-Marie Driscoll                            39,427,691           910,732
   Edgar R. Fiedler                               39,335,721         1,002,702
   Keith R. Fox                                   39,427,482           910,941
   Joan E. Spero                                  39,412,645           925,778
   Jean Gleason Stromberg                         39,384,883           953,541
   Jean C. Tempel                                 39,379,177           959,247
   Steven Zaleznick                               39,390,573           947,851
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                    Number of Votes:
                                                                     Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     39,384,201             369,920              584,303                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

  Linda C. Coughlin*                          William F. Glavin*
    o  President and Trustee                    o  Vice President

  Henry P. Becton, Jr.                        James E. Masur*
    o  Trustee; President, WGBH                 o  Vice President
       Educational Foundation
                                              Ann M. McCreary*
  Dawn-Marie Driscoll                           o  Vice President
    o  Trustee; President, Driscoll
       Associates; Executive Fellow,          Lois Roman*
       Center for Business Ethics,              o  Vice President
       Bentley College
                                              Howard S. Schneider*
  Edgar R. Fiedler                              o  Vice President
    o  Trustee; Senior Fellow and
       Economic Counsellor, The               Robert D. Tymoczko*
       Conference Board, Inc.                   o  Vice President

  Keith R. Fox                                John Millette*
    o  Trustee; General Partner,                o  Vice President and Secretary
       The Exeter Group of Funds
                                              Kathryn L. Quirk*
  Joan E. Spero                                 o  Vice President and
    o  Trustee; President, The Doris               Assistant Secretary
       Duke Charitable Foundation
                                              John R. Hebble*
  Jean Gleason Stromberg                        o  Treasurer
    o  Trustee; Consultant
                                              Brenda Lyons*
  Jean C. Tempel                                o  Assistant Treasurer
    o  Trustee; Managing Director,
       First Light Capital, LLC               Caroline Pearson*
                                                o  Assistant Secretary
  Steven Zaleznick
    o  Trustee; President and                 *Scudder Kemper Investments, Inc.
       Chief Executive Officer,
       AARP Services, Inc.

  Thomas V. Bruns*
    o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

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            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

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Notes
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
Notes
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
Notes
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

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group